EX-10.1

                               SECOND AMENDMENT TO
                         POST-PETITION CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO POST-PETITION CREDIT AGREEMENT (this "Amendment"), dated as of January 30, 2001, is entered into among PILLOWTEX CORPORATION, PILLOWTEX, INC., PTEX HOLDING COMPANY, PILLOWTEX MANAGEMENT SERVICES COMPANY, BEACON MANUFACTURING COMPANY, MANETTA HOME FASHIONS, INC., TENNESSEE WOOLEN MILLS, INC., FIELDCREST CANNON, INC., CRESTFIELD COTTON COMPANY, ENCEE, INC., FCC CANADA, INC., FIELDCREST CANNON FINANCING, INC., FIELDCREST CANNON LICENSING, INC., FIELDCREST CANNON INTERNATIONAL, INC., FIELDCREST CANNON SF, INC. (formerly known as Fieldcrest Cannon Sure Fit, Inc.), FIELDCREST CANNON TRANSPORTATION, INC., ST. MARYS, INC., AMOSKEAG MANAGEMENT CORPORATION, DOWNEAST SECURITIES CORPORATION, BANGOR INVESTMENT COMPANY, MOORE'S FALLS CORPORATION, THE LESHNER CORPORATION, LESHNER OF CALIFORNIA, INC., and OPELIKA INDUSTRIES, INC. (collectively, the "Borrowers"), the institutions listed on the signature pages hereof that are parties to the Credit Agreement defined below (collectively, the "Lenders"), and BANK OF AMERICA, N.A., as Administrative Agent for itself and the Lenders (in said capacity, the "Administrative Agent").

                                   BACKGROUND

         A. The Borrowers, the Lenders and the Administrative Agent are parties to that certain Post-Petition Credit Agreement, dated as of November 14, 2000 (as amended through the date hereof, the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

         B. The Borrowers, the Lenders and the Administrative Agent desire to make certain amendments to the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent covenant and agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

                  (a) Section 7.1(c) is entirely amended, as follows:

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                           (c) as soon as practical, but in any event within 20
                  Business Days after the end of each fiscal month of each fiscal year other than the last fiscal month of each fiscal year, and within 45 Business Days after the end of the last fiscal month of each fiscal year, commencing as of the fiscal month ending on December 2, 2000, the unaudited Consolidated balance sheet of the Parent Corporation and its Subsidiaries as at the end of such month and the related unaudited Consolidated statement of income and statement of cash flows of the Parent Corporation and its Subsidiaries for such month and for the portion of the fiscal year of the Parent Corporation and its Subsidiaries through such date in the form and detail similar to those customarily prepared by management of the Parent Corporation for internal use, setting forth in each case (a) detailed results of operations and cash flow, and (b) in comparative form the Consolidated figures for the corresponding month of, and year to date portion of, the previous year and the figures for such periods in the Budget, certified by the chief financial officer, controller or treasurer of the Parent Corporation as being fairly stated in all material respects, subject to year-end audit adjustments; provided that such financial information for the fiscal months ending December 30, 2000 and February 2, 2001 will not be required to be delivered until the earlier of (i) five (5) days after the completion of the financial statement audit of the Parent Corporation for the fiscal year 2000 by the Parent Corporation's outside auditor, KPMG, and (ii) March 23, 2001.

                  (b)      Section 7.1(e) is entirely amended, as follows:

                           (e) as soon as practical, but in any event no later
                  than 20 Business Days after the end of each fiscal month, a preliminary report detailing Capital Expenditures made by the Borrowers and their Subsidiaries during such month, in form and detail satisfactory to the Administrative Agent; provided that, solely with respect to the first and last fiscal month of each fiscal year (i) such report may be based on preliminary estimates, may not reflect all accounting adjustments being considered by the Parent Corporation and its outside auditors, and may be subject to adjustment based on completion of the Parent Corporation's annual audit, and (ii) an unqualified report shall be delivered to the Administrative Agent as soon as practical, but in any event no later than 45 Business Days after the end of such fiscal month; provided further, that, solely with respect to the fiscal months ending December 30, 2000 and February 2, 2001, the unqualified report will not be required to be delivered until the earlier of (x) five (5) days after the completion of the financial statement audit of the Parent Corporation for the fiscal year 2000 by the parent Corporation's outside auditors, and (y) March 23, 2001;

                  (c)      Section 7.1(k) is entirely amended, as follows:

                           (k) as soon as practical, but in any event no later
                  than 20 Business Days after the end of each fiscal month of the Parent Corporation, beginning with the fiscal


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                  month ending December 2, 2000, a certificate of an Authorized
                  Representative of the Parent Corporation, in form and detail satisfactory to the Administrative Agent, demonstrating compliance with Section 8.16 and Section 8.17 as of the end of such fiscal month; provided that, solely with respect to the first and last fiscal month of each fiscal year, (i) such certificate may be qualified to the effect that the financial information demonstrating compliance is based on preliminary estimates, may not reflect all accounting adjustments being considered by the Parent Corporation and its outside auditors, and may be subject to adjustment based on completion of the Parent Corporation's annual audit, and (ii) an unqualified certificate shall be delivered to the Administrative Agent as soon as practical, but in any event no later than 45 Business Days after the end of such fiscal month; provided further, that solely with respect to the fiscal months ending December 30, 2000 and February 2, 2001, the unqualified certificate will not be required to be delivered until the earlier of (x) five (5) days after completion of the financial statement audit of the Parent Corporation for the fiscal year 2000 by the Parent Corporation's outside auditors, and (y) March 23, 2001;

                  (d)      Section 7.1(l) is entirely amended, as follows:

                           (l) as soon as practical, but in any event no later
                  than the last day of each fiscal month of the Parent Corporation, beginning with the fiscal month ending December 2, 2000, a certificate of an Authorized Representative of the Parent Corporation, in form and detail satisfactory to the Administrative Agent, demonstrating compliance with Section
                  8.16 as of the end of the second week of such fiscal month; provided that with respect to such certificate for the end of the second week of the first two fiscal months of each fiscal year may be qualified to the effect that the financial information demonstrating compliance is based on preliminary estimates, may not reflect all accounting adjustments being considered by the Parent Corporation and its outside auditors, and may be subject to adjustment based on completion of the Parent Corporation's annual audit, and an unqualified certificate shall be delivered to the Administrative Agent as soon as practical, but in any event no later than 45 Business Days after the end of such fiscal month.

         2. REPRESENTATIONS AND WARRANTIES. By its execution and delivery hereof, the Borrowers represent and warrant to the Lenders that, as of the date hereof:

                  (a) after giving effect hereto, the representations and warranties contained in the Credit Agreement and the other DIP Financing Documents are true and correct on and as of the date hereof as if made on and as of such date;

                  (b) after giving effect hereto, no event has occurred and is continuing which constitutes an Event of Default;


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

                  (c) the Borrowers have legal power and authority to execute and deliver this Amendment, and this Amendment constitutes the legal, valid and binding obligation of the Borrowers, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy or other debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

                  (d) neither the execution, delivery and performance of this Amendment nor the consummation of any transactions contemplated herein will conflict with any Requirement of Law or Contractual Obligation; and

                  (e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person (including the Board of Directors of any Borrower), is required for the execution, delivery or performance by the Borrowers of this Amendment.

         3. CONDITIONS OF EFFECTIVENESS. This Amendment shall be effective as of January 30, 2001, so long as each of the following conditions precedent shall have been satisfied:

         (a) the Administrative Agent shall receive counterparts of this Amendment executed by the Required Lenders and the Borrowers;

         (b) the representations and warranties set forth in Section 2 of this Amendment shall be true and correct; and

         (c) the Administrative Agent shall receive, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

         4. REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.

         5. COUNTERPARTS; EXECUTION VIA FACSIMILE. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

         6. GOVERNING LAW: BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrowers, the Administrative Agent, each Lender and their respective successors and assigns.


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

         7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         8. DIP FINANCING DOCUMENT. This Amendment is a DIP Financing Document and is subject to all provisions of the Credit Agreement applicable to DIP Financing Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

         9. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER DIP FINANCING DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
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               Second Amendment to Post-Petition Credit Agreement
                                 Signature Page
         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:

PILLOWTEX CORPORATION
PILLOWTEX, INC.
PTEX HOLDING COMPANY
PILLOWTEX MANAGEMENT SERVICES COMPANY
BEACON MANUFACTURING COMPANY
MANETTA HOME FASHIONS, INC.
TENNESSEE WOOLEN MILLS, INC.
FIELDCREST CANNON, INC.
CRESTFIELD COTTON COMPANY
ENCEE, INC.
FCC CANADA, INC.
FIELDCREST CANNON FINANCING, INC.
FIELDCREST CANNON LICENSING, INC.
FIELDCREST CANNON INTERNATIONAL, INC.
FIELDCREST CANNON SF, INC. (formerly known as Fieldcrest Cannon Sure Fit, Inc.) FIELDCREST CANNON TRANSPORTATION, INC.
ST. MARYS, INC.
AMOSKEAG MANAGEMENT CORPORATION
DOWNEAST SECURITIES CORPORATION
BANGOR INVESTMENT COMPANY
MOORE'S FALLS CORPORATION
THE LESHNER CORPORATION
LESHNER OF CALIFORNIA, INC.
OPELIKA INDUSTRIES, INC.



By:
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         Name:
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         Title:
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ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent, Issuing Bank and a Lender


By:
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         William E. Livingstone, IV
         Managing Director


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LENDERS:


THE BANK OF NOVA SCOTIA



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CREDIT LYONNAIS - NEW YORK BRANCH


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BANK ONE, TEXAS, N.A.


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FLEET NATIONAL BANK, (formerly known as Fleet Bank, N.A.)


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FRANKLIN FLOATING RATE TRUST


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GOLDMAN SACHS CREDIT PARTNERS L.P.


By:
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ING BARING (U.S.) CAPITAL, LLC


By:
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MARINER LDC


By:
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Name:
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BHF (USA) CAPITAL CORPORATION


By:
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GENERAL ELECTRIC CAPITAL CORPORATION


By:
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Title:
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GUARANTY BUSINESS CREDIT CORPORATION


By:
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Name:
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WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, successor by consolidation to
Wells Fargo Bank (Texas), National Association


By:
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Name:
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Title:
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BANK OF AMERICA, N.A. (Trading)


By:
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Name:
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Title:
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FOOTHILL INCOME TRUST II, L.P.


By:
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Title:
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